EXHIBIT 32
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                            CERTIFICATIONS OF
           CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                   PURSUANT TO 18 U.S.C. SECTION 1350,
                AS ADOPTED PURSUANT TO SECTION 906 OF THE
                       SARBANES-OXLEY ACT OF 2002
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      The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

      Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ALP Liquidating Trust.




                                        /s/   Gary Nickele
                                        ------------------------------
                                        Gary Nickele
                                        Chief Executive Officer




                                        /s/   Gailen J. Hull
                                        ------------------------------
                                        Gailen J. Hull
                                        Chief Financial Officer and
                                        Principal Accounting Officer